CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 20, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO Taiwan Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Private Placement Memorandum for GMO Taiwan Fund and "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information for GMO Taiwan Fund, which constitute part of such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 26, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO Special Purpose Holding Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Private Placement Memorandum for GMO Special Purpose Holding Fund and "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information for GMO Special Purpose Holding Fund, which constitute part of such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 22, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO Short-Duration Collateral Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Private Placement Memorandum for GMO Short-Duration Collateral Fund and "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information for GMO Short-Duration Collateral Fund, which constitute part of such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 25, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO World Opportunity Overlay Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Private Placement Memorandum for GMO World Opportunity Overlay Fund and "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information for GMO World Opportunity Overlay Fund, which constitute part of such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A under the heading "Investment Advisory and Other Services -- Independent Registered Public Accounting Firm" relating to GMO Alternative Asset Opportunity Fund in such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2005